UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2018

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 786-8787

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 24, 2018, SunTrust Banks, Inc. (the “Company”) entered into an agreement (the “Underwriting Agreement”) with SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters listed on Schedule I thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $850,000,000 aggregate principal amount of 4.00% Senior Notes due 2025 issued by the Company. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On April 25, 2018, the Company entered into an Agent Accession Letter and a Calculation Agent Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), whereby Merrill Lynch will act as distribution agent and calculation agent for certain structured notes offered and sold by the Company from time to time. A copy of the Agent Accession Letter and Calculation Agent Agreement are attached hereto as Exhibits 1.2 and 99.1, respectively, and are incorporated herein by reference.

Exhibits 1.1, 1.2, 4.1, 5.1, 8.1, 23.1, 23.2 and 99.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s effective registration statement on Form S-3 (Registration No. 333-206953) and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated April 24, 2018, among SunTrust Banks, Inc. and SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters listed on Schedule I thereto.

1.2	Agent Accession Letter, dated April 25, 2018, among SunTrust Banks, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Note for 4.00% Senior Notes due 2025.

5.1	Opinion of King & Spalding LLP.

8.1	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of King & Spalding LLP (included in Exhibit 8.1).

99.1	Calculation Agency Agreement, dated April 25, 2018, among SunTrust Banks, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRUST BANKS, INC.

Date: April 26, 2018	By:	/s/ Curt Phillips
Curt Phillips
Group Vice President, Associate General Counsel and Assistant Corporate Secretary